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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   November 15, 1999
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                           OPHTHALMIC IMAGING SYSTEMS
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               (Exact Name of Registrant as Specified in Charter)

        CALIFORNIA                     1-11140                  94-3035367
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


221 LATHROP WAY, SUITE I, SACRAMENTO, CA                          95815
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:   (916) 646-2020
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                                       N/A
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         (Former Name and Former Address, if Changed Since Last Report.)

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ITEM 5. OTHER EVENTS.

     This Report is filed by Ophthalmic Imaging Systems, a California corporation (the "Company" or "Registrant"), pursuant to Item 5 to Form 8-K, to report that its past results of operations do not include any charges related to a potential contingent liability for sales taxes payable in an amount to be estimated on the basis of numerous probabilities that might, in the least favorable combination, reach $1.3 million.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    OPHTHALMIC IMAGING SYSTEMS

Date   November 15, 1999                            By /s/ STEVEN C. LAGORIO
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                                                      Steven C. Lagorio,
                                                      Chief Financial Officer



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